UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
 Securities Exchange Act of 1934

Date of report (Date of earliest event reported) December 18, 2018 (August 2, 2018)

BLACKROCK TCP CAPITAL CORP.
(Exact Name of Registrant as Specified in Charter)

Delaware	814-00899	56-2594706
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2951 28th Street, Suite 1000
Santa Monica, California	90405
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code (310) 566-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

BlackRock TCP Capital Corp. is filing an amendment (the "Amendment") to its Current Report on Form 8-K filed with the Securities and Exchange Commission on August 2, 2018 (the "Original Filing") solely for the purpose of amending and restating Exhibit 99.3 in its entirety to correct the inadvertent attachment of an incorrect draft of the exhibit.  The corrected Exhibit 99.3 supersedes and replaces in its entirety Exhibit 99.3 to the Original Filing.

This Amendment contains only the Cover Page to this Form 8-K/A, this Explanatory Note, Item 9.01, the Signature Page and the corrected Exhibit 99.3.  This Amendment speaks as of the original filing date of the Original Filing and does not modify or update in any way disclosures made in the Original Filing other than to correct Exhibit 99.3.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description

99.1	Investment Management Agreement, by and between BlackRock TCP Capital Corp. and Tennenbaum Capital Partners, LLC dated as of August 1, 2018

99.2	Certificate of Incorporation of BlackRock TCP Capital Corp., as amended

99.3	Amended and Restated Bylaws of BlackRock TCP Capital Corp.

99.4	Press Release, dated as of August 1, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLACKROCK TCP CAPITAL CORP.

Date: December 18, 2018
	By:	/s/ Elizabeth Greenwood
	Name:	Elizabeth Greenwood
	Title:	General Counsel and Chief Compliance Officer